UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                December 30, 2003


                           HARRIS & HARRIS GROUP, INC.
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             (Exact name of registrant as specified in its charter)



        New York                        0-11576                 13-3119827
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


                              111 West 57th Street
                            New York, New York 10019
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (212) 582-0900
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 Item 7.   Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.


Exhibit No.                        Description
-----------                        -----------

99.1                               Press release dated December 30, 2003


Item 9.       Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On December 30, 2003, Harris & Harris Group, Inc. issued a press release announcing the closing of its follow-on public offering of 2,300,000 shares of common stock at $8.00 per share, which includes the underwriter's exercise, in full, of the overallotment option. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.
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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   December 30, 2003                 HARRIS & HARRIS GROUP, INC.



                                          By: /s/ Helene B. Shavin
                                              -----------------------------
                                              Helene B. Shavin
                                              Vice President and Controller



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                                  EXHIBIT INDEX

         Exhibit No.                Description

             99.1                   Press release dated December 30, 2003